Investor Presentation Investor Presentation Exhibit 99.1 May 2012 May 2012

Disclaimer
2
This presentation contains “forward-looking statements” concerning First BanCorp’s (the “Corporation”) future economic performance. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation and FirstBank Puerto Rico (“FirstBank” or
“the Bank”)  will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York
(the “FED”) and the order dated June 2, 2010 (the “Order”)that FirstBank  entered into with the FDIC and the Office of the Commissioner of Financial Institutions of
Puerto Rico that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the
Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the FED to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levels of non-performing assets, charge-offs and the provision expense and may subject the Corporation to further risk from loan defaults and foreclosures; adverse changes in general economic conditions in the United States and in
Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British Virgin Islands, which could affect the
Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States’ financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the
Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; the impact on the Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; risks that downgrades in the credit ratings of the
Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices and cost of operations; and general competitive factors and industry consolidation.
The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws. Investors should refer to the Corporation’s Annual Report on
Form 10-K for the year ended December 31, 2011 for a discussion of such factors and certain risks and uncertainties to which the Corporation is subject.

Franchise Overview
Founded in 1948 (63 years)
Headquartered in San Juan, Puerto Rico with
operations in PR, Eastern Caribbean (Virgin
Islands) and Florida
A well diversified operation with over 650,000
retail & commercial customers
2nd largest financial holding company in Puerto
Rico with attractive business mix and
substantial loan market share
A leading bank in the Virgin Islands with over
40% market share
Small presence in Florida serving south Florida
region
151 ATM machines and largest ATM network  in
the Eastern Caribbean Region
~2,500 FTE employees
As of March 31, 2012
Eastern Caribbean Region or ECR includes United States and British Virgin Islands
FTE = Full Time Equivalent
Well diversified with significant competitive strengths
3
Total Assets - $13.1B
Total Deposits - $9.9B
Total Loans - $10.3B

Franchise Overview
Strong and uniquely positioned market franchise in
densely populated operating footprints
Strong market share in loan portfolios facilitates
customer relationship expansion and cross sell to
increase deposit share
Unique challenger to Puerto Rico’s largest player
4
Puerto Rico Total Assets
1
Puerto Rico Total Loans
1
Puerto Rico Deposits, Net of Brokered
1
Portfolio
Balance
Market
Share
1 Banco Popular $25,678 36.3%
2 FirstBank $10,840 15.3%
6 Scotiabank $8,122 11.5%
3 Oriental Bank $6,642 9.4%
4 Banco Santander $6,587 9.3%
5 Doral Bank $5,728 8.1%
7 BBVA $5,016 7.1%
8 Citibank $1,699 2.4%
9 Banco Cooperativo $473 0.7%
10 BBU $3 0.0%
Total $70,789 100%
Institutions
Portfolio
Balance
Market
Share
1 Banco Popular $19,150 36.4%
2 FirstBank $8,743 16.6%
3 Scotiabank $5,778 11.0%
4 Banco Santander $5,348 10.2%
5 Doral Bank $4,272 8.1%
6 BBVA $3,700 7.0%
7 Oriental Bank $1,731 3.3%
8 Citibank $678 1.3%
9 Bank of America $501 1.0%
10 Banco Cooperativo $176 0.3%
11 Other $2,522 4.8%
Total $52,599 100%
Institutions
Portfolio
Balance
Market Share
1 Banco Popular $17,855 45.8%
2 Banco Santander $4,730 12.1%
3 FirstBank $4,099 10.5%
4 Scotiabank $3,395 8.7%
5 BBVA $2,702 6.9%
6 Oriental Bank $2,144 5.5%
7 Doral Bank $1,973 5.1%
8 Citibank $1,706 4.4%
9 Banco Cooperativo $401 1.0%
10 BBU $15 0.0%
Total $39,019 100%
Institutions
Puerto Rico ECR Florida
Banking Branches 48 14 11
Wholesale Banking
Retail Banking
Consumer Lending
2
Mortgage Banking
Insurance
Retail Brokerage
3
Wholesale Brokerage
4
($ in millions)
1 Puerto Rico only; 2 Credit Cards provided through alliance with Bank of America; FirstBank has signed a definitive agreement with FIA Card Services, N.A. to acquire the FirstBank-branded credit card portfolio of approximately $400 MM. Transaction is expected to close during the second quarter of 2012. 3 Provided through alliance with UBS; 4 Established primarily for municipal financing
Source: PR Market Share Report prepared with data provided by the Commissioner of Financial Institutions of Puerto Rico as of 12/31/2011

5
Building Franchise Value
Executing Strategic Plan Toward Goal to Return to Profitability
During the recent cycle (consolidations, capital raise, economic challenges), Management focused on strengthening the franchise and succeeded in solidifying its strong #2 position in PR
Franchise Value
Expanding products mix and maximizing cross selling opportunities
Growing core deposits
Sustaining well diversified loan production across multiple line of businesses and geographies
Managing expenses carefully;  continued focus on operational excellence
Capital
Strong capital base to support execution of Strategic Plan
Risk Management
Proactive approach to risk management
In compliance with Regulatory Agreements
Enhancing BOD talent with additional financial and risk management expertise
Balance Sheet
Improving risk profile;  focusing on reducing NPAs
Executing on opportunities to reduce cost of funds

Building Franchise Value
Puerto Rico
Opportunities for ongoing market share gains on selected
products based on fair share of market
Largest opportunity on deposit products, electronic
banking & transaction services
Selected loan products growth for balanced risk/return
to manage risk concentration and diversify income
sources
Signed definitive agreement to acquire FirstBank-branded
credit card portfolio from FIA Card Services, N.A.
Diversifies revenue stream and loan portfolio
composition
Opportunity to broaden and deepen relationships
Florida
Expansion prospects in Florida given long term
demographic trends
Continue focus in core deposit growth, commercial and
transaction banking and conforming residential
mortgages
Virgin Islands
Solidify leadership position by further increasing customer
share of wallet
Targeted strategies for growth
6
2
2
4
4
2
2
3
4
3
4
3
4
3
4
5
Rank
Market Share in Main Market
15%
8%
17%
13%
19%
16%
9%
16%
12%
11%
6%
9%
6%
11%
11%
85%
92%
83%
87%
81%
84%
91%
84%
88%
89%
94%
91%
94%
90%
89%
Assets
Personal Loans
Commercial Loans
Construction
Auto/Leasing
Small Personal Loans
Mortgage Originations
Credit Cards
Insurance
ACH Transactions
POS Terminals
ATM Terminals
Debit Cards
Deposits
Branches
FirstBank Other Banks
1 Puerto Rico only
Source: Office of the Commissioner of Financial Institutions of Puerto Rico as of 12/31/2011 and internal reports; commercial loans include loans collateralized by real estate; Insurance share is for income information included in regulatory reports filed by banks for the year 2009; credit cards include portfolio managed by FIA Card Services
1

1 Net of Brokered CDs
Successful execution of deposit growth strategy; $110 MM
during 1Q 2012 and $1.2B since 2009
Deposit customers grew 2% and deposit fee income by 9%
during 1Q 2012 reflecting the strength of our franchise
Expanded electronic services offering to support deposit
growth strategy
Cost of interest bearing deposits, net of brokered CDs,
decreased to 1.28% from 1.79% in 2010
Reduced reliance on brokered CDs
36% of deposits are brokered CDs, down from 60% in 2009
Building Franchise Value
Successful core deposits growth over recent years
7
($ in millions)
Deposits, Net of Brokered CDs Total Deposit Composition
Cost of Deposits
–
$1,505
$2,090
$2,126
$2,055
$448
$470
$481
$487
$774
$763
$915
$963
$2,381
$2,477
$2,654
$2,781
$5,800
$6,176
$6,286
$-
$6,500
2009 2010 2011 Mar 2012
CDs & IRAs Government Commercial Retail
$5,108
2.20%
1.79%
1.51%
1.28% 1.87%
1.56%
1.34%
1.13%
0.00%
1.00%
2.00%
3.00%
2009 2010 2011 1Q 2012
Interest Bearing Deposits, Net of Brokered CDs
Total Deposits, Net of Brokered CDs
1

Well Diversified Loan Portfolio
Repositioned the balance sheet during 2009-2011 as a
capital preservation strategy
Strong loan originations in core businesses, $569 MM
during 1Q 2012
Implementing strategies to increase Consumer and
Residential Mortgage loan originations
Expanding products mix in commercial and small &
middle market business
Strong Origination Capabilities
8
($ in millions)
Loan Portfolio
Asset Composition
Loan Originations

Improved Risk Profile
Reduced NPLs by 32% since peak in 1Q 2010

Reduced exposure to construction loans by 74% since peak, a
major driver of losses
Stabilized migration to NPL
Decreasing charge-off trend; lowest level since 2Q 2009
Heightened focus on opportunistic loan sales, organic workouts, note sales and OREO disposition through Special Assets Group
Commercial NPLs are being carried at ~60% of unpaid principal balance, net of specific reserves
1 As of  March 31, 2012
2 Net Carrying Amount = % of carrying value net of reserves and accumulated charge-offs
9
($ in millions)
Allowance coverage ratio of 4.7%
Net Charge-offs Non-performing Assets
Book Value
Accumulated
Charge-offs
Reserves
Net Carrying
Amount
C & I 264 $              87 $                63 $                57%
Construction 231 124 49 51%
CRE 244 21 44 75%
Total 739 $              232 $              156 $              60%
Commercial Non-performing Loans

1

Focus on Rebuilding Earnings
1Q 2012 Highlights
Losses for the quarter were reduced to $7 MM when excluding the effect of the $6.2 MM non-cash charge on the equity interest related to venture activities, a $8 MM reduction from the prior quarter
Improvement of $6.3 MM in pre-tax pre-provision income
Improvement of 21 bps in net-interest margin reaching 3.20% for the quarter compared to 2.99% in the last quarter
Continued trend of reductions in provision for loan losses, the fifth consecutive quarter of reduction
Capital remains strong with total capital ratio, tier 1 and leverage reaching 17.36%, 16.04% and 12.31%, respectively
1 Non-GAAP financial measure
2 Fair value adjustments on derivatives and financial liabilities measured at fair value
3 See reconciliation on page 19
4 See reconciliation on page 20. All share and per share data have been adjusted to retroactively reflect the 1-for-15 reverse stock split effected January 7, 2011
Stable PTPP earnings with realizable opportunities for improvement
10
($ in millions, except per share results)
Income Statement 1Q 2012 4Q 2011 3Q 2011 2Q 2011 1Q 2011
Net interest income, excluding valuations 101.6 $             100.3 $             96.8 $                95.6 $                106.5 $
Valuations 0.3 (1.7) (2.5) (1.2) (0.2)
GAAP Net Interest Income 101.9 98.6 94.3 94.4 106.3
Provision for loan and lease losses 36.2 42.0 46.4 59.2 88.7
Non-interest income 14.7 13.0 18.4 40.4 40.5
Equity in (losses) gains of unconsolidated entities (6.2) 1.7 (4.4) (1.5) -
Non-interest expense 85.2 85.9 83.0 86.4 82.9
Pre-tax net loss (11.0) (14.6) (21.1) (12.3) (24.8)
Income tax (expense) benefit (2.1) (0.2) (2.9) (2.6) (3.0)
Net loss (13.1) $              (14.8) $              (24.0) $              (14.9) $              (27.8) $
Adjusted Pre-tax pre-provision earnings
1,3
34.8 $                28.5 $                29.1 $                30.0 $                42.0 $
Net Interest Margin, excluding valuations (%) 3.20% 2.99% 2.82% 2.64% 2.83%
Net (loss) income per common share-basic
2,4
(0.06) $              1.36 $                (1.46) $              (1.04) $              (1.66) $

Path to Profitability
Executing on Key Profitability Improvement Opportunities
-
$2.5B in Brokered CDs maturing in the next 12 months with avg. cost of 2.08%;
new issuance at current rates could range between 70-90 bps
-
Core deposit pricing reduction
Focus on Rebuilding Earnings
Achieve additional reduction of NPAs and classified assets
Continue to execute core deposit strategic plan
Rebuild pre-tax pre-provision income
Re-energizing loan production in key focus areas:  consumer, auto, residential mortgages & small commercial
Maximize fee income growth
Develop credit card business to increase revenues & cross sell opportunity
Further reductions in funding costs
Increase OREO disposition efficiency
Execute process improvement and efficiency initiatives

Summary of Investment Opportunity
Strong and uniquely positioned franchise with strengthened capital base
Stable pre-tax, pre-provision earnings with realizable opportunities for improvement
Executing on our strategic plan
Continued improvements in asset quality
Core-deposit plan
Disciplined  ongoing expense management
Fully reserved deferred tax asset of $371.2 MM that will accrete to capital as the Corporation turns to profitability
Committed management team with proven execution skills
Attractive valuation on a pro-forma tangible book value basis
12
–
–
–

Exhibits Exhibits Investor Presentation Investor Presentation May 2012 May 2012

Stock Profile
Trading Symbol:
• FBP
Exchange:
• NYSE
Share Price
(5/15/12):
• $3.99
Shares Outstanding:
• 206,134,458
Market Capitalization
(5/15/2012):
• $822.5 MM
1 Yr. Average Daily Volume:
• 175,256
Price
(5/15/2012)
to Tangible
Book
(3/31/2012):
• 0. 616x
¹Includes the U.S. Treasury warrant that entitles it to purchase up to 1,285,899 shares of Common Stock at an exercise price of $3.29 per share, as adjusted as a result of the issuance of shares of
Common Stock in the Corporation’s recently completed $525MMprivate placement of Common Stock (the “Capital Raise”). The exercise price and the number of shares issuable upon exercise of the warrant are subject to further adjustments under certain circumstances to prevent dilution. The warrant has a 10-year term from its issue date and is exercisable in whole or in part at any time.
Beneficial Owner Amount
Percent of
Class
Entities affiliated with Thomas H. Lee
Partners, L.P.
50,684,485       24.59%
Entities affiliated with Oaktree Capital
Management, L.P.
50,684,485       24.59%
Wellington Management Company, LLP. 20,336,087       9.87%
United States Department of the
Treasury¹
34,227,696       16.50%
5% or more Beneficial Ownership

Economic Environment Continues to Stabilize
Puerto Rico
Economic Activity Index continues to reflect stabilization with certain improving trends
Government efforts to control fiscal imbalances have been showing results
The deficit as of January 2009 was $3B; it was reduced to $2.1B in 2010, to $1B in 2011, to $610 MM in 2012 and is projected at $332 MM for fiscal year 2013
Public/private partnerships (PPPs) are in process to improve physical/functional infrastructure and build strategic/regional projects to jump-start the economy
PPP for Toll Roads PR-22 and PR-5 / $1.4B investment
PPP for Modernization and New construction of Schools / $756 MM investment
Others are currently in process – PPP for Energy (Via Verde), Puerto
Rico Aqueduct and Sewer Authority and Luis Muñoz Marín
International Airport / final bid submission is scheduled for June
2012
In July 2011, Commonwealth issued bonds of $300 MM for
infrastructure projects to continue stimulating the economy
15
GDB - Economic Activity Index
Puerto Rico GNP & Yearly % Growth 2000 – 2010²
Despite the recent Moody’s downgrade of PR’s General Obligation
Bond and other associated credits, investors continued to show their confidence by purchasing more than $2B in bonds for the Schools of the
21st Century Projects, Housing incentives enacted in Puerto
Rico were extended up to December 2012
Retail Sales show a stable trend over the last two years
New car sales have shown a positive year over year trend since
December 2009
Stabilization of the banking system was reflected in financial results and a leveling of assets in the overall system
In April 2012, Moody's placed on review for downgrade certain ratings of three Puerto Rican banks due to a weakened economy
The Puerto Rico Electric Power Authority (PREPA) concluded the sale of a $650 MM bond issue in April 2012
In  April 2012, Moody’s placed COFINA on review for possible downgrade as a result of a change in their special tax  rating methodology
During 2012 the Government has been accessing the market to take advantage of the low rate environment and reduce their borrowing cost. More than $6B have been issued  to refund existing debt and reduce borrowings cost
–
–
–
1 GDB Puerto Rico (www.bgfpr.com).  Index and its indicators are subject to monthly revisions. Data used for GDB-EAI is adjusted for seasonality and variability.
2 PR Planning Board (www.jp.gobierno.pr). GNP in millions and at constant prices of 1954.  Estimate as of April 19, 2012. Years are from July 1 to June 30 of next year (fiscal year)

Economic Environment Continues to Stabilize

US Virgin Island’s Unemployment Rate
Florida single family median home price
$-
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Statewide Fort Lauderdale Miami
Orlando Tampa
8.0%
7.9%
8.3%
8.1%
8.5%
9.4%
9.2%
9.7%
8.7%
8.8%
9.0%
9.5%
8.5%
9.6%
10.4%
11.0%
10.4%
10.6%
7.5%
7.3%
7.1%
8.3%
7.6%
8.1%
8.6%
4.0%
12.0%
Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11
Territory St. Croix St. Thomas/ St. John
Virgin Islands
During March 2012, unemployment rate increased to 9%
from 8.5% in March 2011
740,121 cruise passengers arrived in the 1Q 2012,
representing a growth of 1% over same period, last year.
In 1Q 2012, air visitor arrivals increased 10% over last
year’s first quarter
During 4Q11, hotel rooms nights occupied remained flat
with the same quarter in the prior year
Total building permit values decreased of 4.3% during the
year 2011 compared to the prior year
Florida
Number of homes sold increased 8% in 2011 compared to
last year but average sales price dropped 3% to $131,700
December unemployment rate was 9.9%. It reflects a
0.1 point decrease compared to November
Total number of tourist visitors for the 3Q11 decreased by
3.77%, when compared to 2Q11, reaching 20.4 MM
Number of total residential building permits issued
increased 11% in 2011 versus 2010
1
3
1
Florida Association of Realtors, Moody’s Economy.com
2
Seasonally adjusted, preliminary data provided by the U.S. Bureau of Labor Statistics
3 VI Bureau of Economic Research, Bureau of Labor Statistics, US Census
2

Non-performing Assets
1 Collateral pledged with Lehman Brothers Special Financing, Inc.

($ in millions)
Mar 2012 Dec 2011 % change
Non-performing loans
Residential mortgage 341.2 $             338.2 $             0.9%
Commercial mortgage 244.4                240.4                1.7%
Commercial & Industrial 263.6                270.2                -2.4%
Construction 231.1                254.8                -9.3%
Consumer Loans & Finance Leases 39.1                   39.6                   -1.3%
Total non-performing loans 1,119.4             1,143.2             -2.1%
REO 135.9                114.3                18.9%
Other repossessed property 12.5                   15.4                   -18.8%
Other assets¹
64.5                   64.5                   0.0%
Total non-performing assets
1,332.3             1,337.4             -0.4%

Venture Accounting
Loans purchased by the Venture are stated in the financial statements under the fair value option, where fair value is determined by discounting the projected cash flows at a discount rate that reflects the expected timing of collection of such cash flows
FirstBank accounts for the Venture as an unconsolidated subsidiary using the “hypothetical liquidation book value method” where net assets are presumed to be liquidated at the reported amounts following the “cash flow waterfall” specified in the contract for cash distributions among the partners. The difference between the
“claim on book value” at the end of the period as compared to the beginning of the period represents the current period share of the earnings and losses
The impact for 1Q 2012 was $6.2 MM

Adjusted Pre-tax, Pre-provision Income Reconciliation
($ in thousands)
1Q 2012 4Q 2011 3Q 2011 2Q 2011 1Q 2011
Loss before income taxes (11,049) $       (14,600) $       (21,158) $       (12,318) $       (24,834) $
Add: Provision for loan and lease losses 36,197            41,987            46,446            59,184            88,732
Less: Net (gain) loss on sale and OTTI of investment
securities
1,207              1,014              (12,156)           (21,342)           (19,341)
Less: Gain on sale of FirstBank Insurance VI -                    -                    -                    -                    (2,845)
Add: Unrealized loss (gain) on derivatives instruments
and liabilities measured at fair value
(283)                1,746              2,555              1,162              253
Add: Contingency adjustment - tax credits 2,489              -                    -                    -                    -
Add:  Loss on early extinguishment of repurchase
agreement
-                    -                    9,012              1,823              -
Add: Equity in losses (earnings) of unconsolidated
entities
6,236              (1,666)             4,357              1,536              -
Adjusted Pre-tax, pre-provision income 34,797 $         28,481 $         29,056 $         30,045 $         41,965 $
Quarter Ended

1 Includes a non-cash adjustments of $0.2 MM for the quarter ended June 30, 2011 as an acceleration of the Series G preferred stock discount accretion pursuant to amendments to the exchange agreement with the
U.S. Treasury, the sole holder of the Series G Preferred Stock.
2 Excess of carrying amount of the Series G Preferred Stock exchanged over the fair value of new common shares issued in the fourth quarter of 2011.
20
Reconciliation of the (Loss) Earnings per Common Share
($ in thousands, except per share information)
1Q 2012 4Q 2011 3Q 2011 2Q 2011 1Q 2011
Net loss (13,182) $      (14,842) $      (24,046) $      (14,924) $      (28,420) $
Cumulative convertible preferred stock dividend (Series G) - (997) (5,302) (5,302) (5,302)
Preferred stock discount accretion (Series G)¹
- (145) (1,795) (1,979) (1,715)
Favorable impact from issuing common stock in exchange for
Series G preferred stock, net of issuance costs²
- 277,995 - - -
(13,182) $      262,011 $     (31,143) $      (22,205) $      (35,437) $
Convertible preferred stock dividends and accretion - 1,142 - - -
(13,182) $      263,153 $     (31,143) $      (22,205) $      (35,437) $
Average common shares outstanding 205,217 192,546 21,303 21,303 21,303
Average potential common shares - 2,195 - - -
205,217 194,741 21,303 21,303 21,303
Basic (loss) earnings per common share (0.06) $          1.36 $            (1.46) $          (1.04) $          (1.66) $
Diluted (loss) earnings per common share (0.06) $          1.35 $            (1.46) $          (1.04) $          (1.66) $
Net (loss) income attributable to common stockholders - basic
Net (loss) income attributable to common stockholders - diluted
Average common shares outstanding - assuming dilution